[LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 15, 1999

         Notice is hereby given that the Annual Meeting of the Stockholders of GULF WEST BANKS, INC. (the "Company") will be held at the Feather Sound Country Club located at 2201 Feather Sound Drive, St. Petersburg, Florida, on April 15, 1999, at 5:00 p.m. Eastern Daylight Time, for the following purposes:

         1. To elect three directors to serve until the next Annual Meeting of Stockholders at which their respective terms terminate and until their successors are duly elected and qualified.

         2. To consider and vote upon the adoption of an Employee Stock Purchase Plan.

         3. To consider and vote upon an amendment to the Company's Articles of Incorporation to increase the maximum authorized shares of its common stock from 10,000,000 shares to 25,000,000 shares.

         4. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on February 28, 1999, are entitled to notice of and to vote at said meeting or at any adjournments thereof.

                                         By Order of the Board of Directors,


                                         /s/ Gordon W. Campbell
                                         Chairman of the Board
                                         and President


March 16, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU DO ATTEND THE MEETING AND DECIDE THAT YOU WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

                              GULF WEST BANKS, INC.
              425 22ND AVENUE NORTH, ST. PETERSBURG, FLORIDA 33704

                                 PROXY STATEMENT

                                  SOLICITATION


     This proxy statement is furnished by and on behalf of the Board of Directors of GULF WEST BANKS, INC., a Florida corporation ("Gulf West" or the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders, to be held on April 15,1999 at the Feather Sound Country Club located at 2201 Feather Sound Drive, St. Petersburg, Florida at 5:00 p.m. Eastern Daylight Time, and at any adjournment thereof (the "Annual Meeting"). At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of Common Stock outstanding as of the record date will constitute a quorum. Abstentions and broker non-votes will be considered as present for purposes of determining a quorum. This Proxy Statement and the accompanying proxy card, together with the Company's Annual Report for the fiscal year ended December 31, 1998, are first being sent or given to stockholders on or about March 16, 1999.


                                VOTING OF PROXIES

     All shares represented by properly executed proxies will be voted in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted FOR the Director nominees named in PROPOSAL 1 and FOR the adoption of the Employee Stock Purchase Plan described in PROPOSAL 2 and FOR the increase in the maximum number of authorized shares of common stock as described in PROPOSAL 3. The Board of Directors does not know of any business to be brought before the Annual Meeting other than as indicated in the notice, but it is intended that, as to any other such business, votes may be cast pursuant to the proxies in accordance with the judgment of the persons acting thereunder. Abstentions will be included in vote totals and considered negative votes; broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed proxy bearing a later date; or (c) appearance by the stockholder at the Annual Meeting and his request for the return of his proxy made to the inspector of elections prior to the taking of any vote.


     Only stockholders of record at the close of business on February 28, 1999 are entitled to notice of, and to vote at, the Annual Meeting. As of, February 28, 1999 there were shares of Common Stock outstanding, each of which is entitled to one vote. An additional 29,917 were held in escrow by the Company's transfer agent representing shares to be issued to former stockholders of Citizens National Bank and Trust Company upon surrender of their Citizen's shares to the transfer agent.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 28, 1999, the record date, the beneficial ownership of Gulf West's outstanding Common Stock by (i) each person known by the Company to own beneficially more than 5% of the shares of the Company's Common Stock (ii) each of the Named Officers named in the Summary Compensation Table and each director of the Company and the Company's wholly-owned subsidiary, Mercantile Bank ("Mercantile" or the "Bank"), and (iii) all executive officers and directors as a group, based on information filed with the Securities and Exchange Commission and information provided directly to the Company by those persons. Unless otherwise indicated, all shares are held with sole voting and investment power.

                                            POSITION                               SHARES
NAME AND ADDRESS OF                       WITH COMPANY                          BENEFICIALLY        PERCENT
BENEFICIAL OWNER                             OR BANK                              OWNED(1)         OF CLASS(2)
-------------------                       ------------                          ------------       -----------
5% BENEFICIAL OWNERS:

Northern Trust Corporation                                                       863,335(3)           12.21%
 of Florida, NA
700 Brickell Avenue
Miami, FL 33131

DIRECTORS:

Gordon W. Campbell                      Chairman of the Board                    761,421(4)           10.76%
                                        and President
                                        Company and Mercantile

Henry W. Hanff, M.D.                    Director                                 307,958(5)            4.36%
                                        Company and Mercantile

Thomas M. Harris                        Director                                 102,023(6)            1.44%
                                        Company and Mercantile

Pandurang V. Kamat, M.D.                Director                                 318,118(7)            4.50%
                                        Company and Mercantile

John Cooper Petagna                     Director                                  24,566(8)             *
                                        Company and Mercantile

Ross E. Roeder                          Director                                  62,047(9)             *
                                        Company and Mercantile

Austin L. Fillmon                       Director                                  62,318(10)            *
                                        Mercantile

Van L. McNeel                           Director                                  16,335(11)            *
                                        Mercantile

                                       2

                                            POSITION                               SHARES
NAME AND ADDRESS OF                       WITH COMPANY                          BENEFICIALLY        PERCENT
BENEFICIAL OWNER                             OR BANK                              OWNED(1)         OF CLASS(2)
-------------------                       ------------                          ------------       -----------
DIRECTORS/NOMINEES:

Algis Koncius                           Director                                 177,205(12)            2.51%
                                        Company and Mercantile

Louis P. Ortiz, CPA                     Director                                  85,783(13)            1.21%
                                        Company and Mercantile

P.N. Risser, III                        Director                                 224,297(14)            3.17%
                                        Company and Mercantile

OTHER NAMED EXECUTIVE OFFICERS:

Robert A. Blakley                       Vice President                            49,293(15)             *
                                        Company
                                        Executive Vice President
                                        Mercantile

Barry K. Miller                         Executive Vice President                  72,366(16)            1.02%
                                        Mercantile;
                                        Secretary/Treasurer
                                        Company and Mercantile

Douglas Winton                          Vice President                            27,012(17)             *
                                        Company
                                        Executive Vice President
                                        Mercantile

All Directors and Named Officers
  as a group (14 persons)                                                      2,290,742(18)           32.39%

------------
 *     Represents less than one percent.
(1) The amount beneficially owned by each person has been determined under Rule 13d-3, and includes shares which each person has the right to acquire within the next sixty (60) days.
(2) In calculating the percentage ownership for a given individual or group, the number of shares of Gulf West Common Stock outstanding includes unissued shares subject to options, rights, or conversion privileges exercisable within sixty (60) days held by such individual or group, but are not deemed outstanding by any other person or group.
(3) Based on a Schedule 13G filing with the Securities and Exchange Commission dated July 8, 1998. Shares held as trustee for the benefit of John Wm. Galbraith. Mr. Galbraith also owns an additional 10,082 shares outside the trust.

(4) Consists of 94,985 shares which Mr. Campbell has the right to acquire under presently exercisable outstanding stock options, 148,526 shares held in a Revocable Trust, 22,305 shares held in an IRA account, and 484,000 shares held in a limited family partnership in which Mr. Campbell is general partner and 11,605 shares owned by his spouse.
(5) Includes 6,050 shares which Dr. Hanff has the right to acquire under presently exercisable outstanding stock options, 257,257 shares held in a limited family partnership, 39,244 shares help by a profit sharing trust of his business, 4,400 shares held by his business and 1,007 shares held in his name.
(6) Includes 15,429 shares which Mr. Harris has the right to acquire under presently exercisable outstanding stock options, 3,429 shares owned jointly with his spouse, and 1,515 shares held only in his spouse's name and as to which Mr. Harris disclaims beneficial ownership.
(7) Includes 6,050 shares which Dr. Kamat has the right to acquire under presently exercisable outstanding stock options, 30,518 shares held jointly with his spouse, and 148,684 shares held by his spouse as guardian for their children.
(8)    Consists of 24,566 shares Mr. Petagna owns jointly with his spouse.
(9) Includes 15,429 shares which Mr. Roeder has the right to acquire under presently exercisable outstanding stock options and 2,200 shares owned by his company pension plan.
(10) Includes 3,630 shares which Mr. Fillmon has the right to acquire under presently exercisable outstanding stock options, 19,562 shares owned jointly by Mr. Fillmon and his spouse and 19,171 shares held by his wife.
(11) Includes 3,630 shares which Mr. McNeel has the right to acquire under presently exercisable outstanding stock options,
(12) Includes 8,257 shares owned by his spouse and 220 shares owned by his children.
(13) Consists of 15,429 shares which Mr. Ortiz has the right to acquire under presently exercisable outstanding stock options, and 70,354 shares in the name of his partnership.
(14) Includes 15,429 shares which Mr. Risser has the right to acquire under presently exercisable outstanding stock options, 49,404 shares held through his company retirement plan and 2,541 shares held jointly.
(15) Includes 42,654 shares which Mr. Blakley has the right to acquire under presently exercisable outstanding stock options and 1,622 shares held by his spouse.
(16) Includes 49,006 shares which Mr. Miller has the right to acquire under presently exercisable outstanding stock options and 19,637 shares held jointly with his spouse and 1,989 held by his spouse.
(17) Includes 25,144 shares which Mr. Winton has the right to acquire under presently exercisable outstanding stock options.
(18) Includes 292,865 shares the named officers and directors have the right to acquire under agreements and presently exercisable stock options.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

       The bylaws of Gulf West and Mercantile both provide that directors will be divided into three classes with the number of directors in each class being as nearly equal as possible. The terms of all members of one class expire in the same year, and each class is elected for a three-year term. There are no arrangements or understandings between either Gulf West or Mercantile or any director or executive officer pursuant to which any such individual has been elected a director or executive officer of Gulf West or Mercantile. All executive officers of Gulf West and Mercantile hold office at the pleasure of their respective Boards of Directors. The following table sets forth the names of the directors and executive officers of Gulf West and Mercantile, their ages, and positions held by them with Gulf West and Mercantile.

                                                                                          DIRECTOR OF
                                   POSITION(S)              POSITION(S)                   GULF WEST/        TERM
NAME                      AGE      WITH GULF WEST           WITH MERCANTILE               BANK SINCE        EXPIRES
----                      ---      --------------           ---------------               -----------       -------
Robert A. Blakley         50       Vice President           Executive Vice President      NA/NA             NA/NA

Gordon W. Campbell        66       Chairman/President       Chairman/President            1994/1990         2000/2000

Austin L. Fillmon         70       NA                       Director                      NA/1998           NA/1999

Henry W. Hanff,           56       Director                 Director                      1998/1998         2001/2001
 M.D.

Thomas M. Harris          65       Director                 Director                      1988/1986         2001/2001

Pandurang V. Kamat,       59       Director                 Director                      1998/1998         2000/2000
 M.D.

Algis Koncius             54       Director                 Director                      1994/1989         1999/1999

                                                                                          DIRECTOR OF
                                   POSITION(S)              POSITION(S)                   GULF WEST/        TERM
NAME                      AGE      WITH GULF WEST           WITH MERCANTILE               BANK SINCE        EXPIRES
----                      ---      --------------           ---------------               -----------       -------
Barry K. Miller           50       Secretary/Treasurer      Executive Vice President/     NA/NA             NA/NA
                                                            Secretary/Treasurer

Van L. McNeel             73       NA                       Director                      NA/1998           NA/2001

Louis P. Ortiz, CPA       54       Director                 Director                      1994/1986         1999/1999

John C. Petagna, Jr.      49       Director                 Director                      1994/1994         2000/2000

P. N. Risser, III         57       Director                 Director                      1994/1986         1999/1999

Ross E. Roeder            61       Director                 Director                      1995/1995         2001/2001

John T. Sica              58       Vice President           Executive Vice President      NA/NA             NA/NA

Douglas Winton            51       Vice President           Executive Vice President      NA/NA             NA/NA

Biographical information about the executive officers and directors of Mercantile and Gulf West is set forth below. All such information has been furnished to Gulf West by each such person.

     GORDON W. CAMPBELL has served as director of Gulf West, in the capacity of Chairman of the Board and President of Gulf West since its inception and has served as Chairman of the Board and President of Mercantile since 1990. He currently serves as Chairman of Templeton Funds Trust Company, Vice Chairman of Templeton Funds Annuity Company an as a Director of Opus South Corporation. He was Chairman of SouthTrust Bank of Tampa (formerly Gulf/Bay Bank) from 1985 to 1990, Vice Chairman of NCNB National Bank, Tampa from 1983-1984 and President and CEO of Exchange Bancorp of Tampa from 1974-1983.

     AUSTIN L. FILLMON has served as a Director of Mercantile since February, 1998. He served as a Director of Citizens National Bank and Trust Company, Port Richey, Florida from its inception in 1988 until January, 1998 when Citizens was merged into Mercantile. Mr. Fillmon retired from the general contracting and real estate development business in 1996 after 18 years of operating his own company.

     HENRY W. HANFF, M.D. has served as a Director of Gulf West since January, 1998 and as a Director of Mercantile since February, 1998. He served as Chairman of the Board of Citizens National Bank and Trust Company, Port Richey, Florida from its inception in 1988 until January, 1998 when Citizens was merged into Mercantile. Dr. Hanff is an orthopaedic surgeon .

     THOMAS M. HARRIS has served as director of Gulf West since its inception and has served as a director of Mercantile since 1986. He has been a partner with the law firm of Harris, Barrett, Mann & Dew in St. Petersburg, Florida, since 1979.

     PANDURANG V. KAMAT has served as a Director of Gulf West since January, 1998 and as a Director of Mercantile since February, 1998. He served as a Director of Citizens National Bank and Trust Company, Port Richey, Florida from 1989 to January, 1998 when Citizens was merged into Mercantile. Dr. Kamat is a cardio-thoracic surgeon and has had his own practice since 1986.

     ALGIS KONCIUS has served as director of Gulf West since its inception and has served as a director of Mercantile since 1989. He has been the owner and President of Koncius Enterprises, a real estate investment company in Cincinnati, Ohio, since 1968.

     VAN L. MCNEEL has served as a director of Mercantile since February, 1998. Mr. McNeel was Chairman and CEO of Polymer International Corp. from 1982 to 1989 and Chairman and CEO of McNeel International Corp. from 1989 to 1997. He currently serves as Chairman of McNeel Capital Company.

     LOUIS P. ORTIZ, CPA has served as director of Gulf West since its inception and has served as a director of Mercantile since 1986. He is the President, Managing Partner and a Director of the public accounting firm of Garcia & Ortiz, P.A. located in St. Petersburg, Florida. He has been with that firm since 1972.

     JOHN C. PETAGNA, JR. has served as director of Gulf West since its inception and began serving as a director of Mercantile in 1994. He has been the President of American Municipal Securities, Inc., an investment brokerage firm with headquarters in St. Petersburg, Florida, since 1980.

     P. N. RISSER, III has served as director of Gulf West since its inception and has been a director of Mercantile since 1986. Since 1975 he also has been the Chairman and Chief Executive Officer of Risser Oil Corporation, which is involved in the petroleum industry with headquarters in Clearwater, Florida.

     ROSS E. ROEDER joined the Board of Gulf West and Mercantile in 1995. Mr. Roeder is Chairman and CEO of Smart & Final Stores Corporation, Vernon, California. He is also a director of HTI Technologies, Inc., St. Petersburg, Florida; Henry Lee, Miami, Florida; Chicos FAS, Inc., Ft. Myers, Florida; and Port Stockton Foods, Stockton, California. Mr. Roeder is also Chairman and CEO of M.D.R., Inc., an international consulting group. He was Chairman of Morgan Kaufman Publishers, San Francisco, California from 1984 through 1998.

     BARRY K. MILLER serves as Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer of Mercantile and has held an officer position with Mercantile since 1986. He is also Corporate Secretary and Treasurer of Gulf West. He has over 25 years of banking experience.

     ROBERT A. BLAKLEY serves as Chairman of the Board of Liberty Leasing Corporation, Vice President of Gulf West and Executive Vice President of Mercantile and manages all bank lending functions. He has been with Mercantile since 1991. Prior to joining Mercantile he was with Southeast Bank from 1989 to 1991 as Vice President in Commercial Lending. He has been in the banking business since 1978.

     JOHN T. SICA serves as Vice President of Gulf West and as Executive Vice President of Mercantile, with responsibility for administration of Mercantile's branch office network. He joined Mercantile in 1993. Prior to joining Mercantile he was Executive Vice President and Chief Operating Officer with SouthTrust Bank of Tampa where he was employed from 1985 to 1993.

     DOUGLAS WINTON serves as Vice President of Gulf West and as Executive Vice President of Mercantile with responsibility for community banking, marketing, and business development. He joined Mercantile in 1995. Prior to joining Mercantile, he was President, Chief Executive Officer and a director of The Terrace Bank in Temple Terrace, Florida.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The bylaws of the Company provide that Directors will be divided into three classes, with the number of directors in each class being as nearly equal as possible. The terms of all members of one class expire in the same year, and each class is elected for a three-year term. The number of Directors whose term is expiring this year is three. Accordingly, the Board of Directors proposes the election of three Directors, each to hold office until the Annual Meeting of Stockholders to be held in the year 2002 or until a successor has been elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the accompanying proxy intend to vote for the election of the persons listed below, all of whom are currently Directors of the Company. If any nominee becomes unavailable for any reason or should a vacancy occur before the election (which events are not anticipated), the proxies will be voted for the election of a substitute nominee to be selected by the persons named in the proxy.

CERTAIN INFORMATION REGARDING DIRECTOR NOMINEES

NAME                                AGE             OCCUPATION/BACKGROUND
----                                ---             ---------------------
Algis Koncius                       54               Director of Company  since its inception and Director of
                                                     Bank since 1989.  He has been the owner and President of
                                                     Koncius Enterprises, a real estate investment company in
                                                     Cincinnati, Ohio, since 1968.

Louis P. Ortiz, CPA                 54               Director of the Company since 1994 and Director of the
                                                     Bank since 1986. He has been a partner with the public
                                                     accounting firm of Garcia & Ortiz, P.A. located in St.
                                                     Petersburg, Florida, since 1972.

P. N. Risser, III                   57               Director of Company since  1994 and  a Director of
                                                     Mercantile since 1986. Since 1975 he also has been
                                                     the Chairman and Chief Executive Officer of Risser
                                                     Oil Corporation, which is involved in the petroleum
                                                     industry with headquarters in Clearwater, Florida.

     The election of Directors will require the affirmative vote of a plurality of shares voting in person or by proxy at the Annual Meeting. THE BOARD RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE LISTED NOMINEES AS DIRECTORS.

                                 --- --- --- ---

                                   PROPOSAL 2

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE APPROVAL.

     At its October 16, 1998 meeting, the Company's Board of Directors unanimously adopted an Employee Stock Purchase Plan (the "Plan"), subject to shareholder approval. The purpose of the plan is to reward the employees of the Company with an opportunity to purchase the common stock of the Company at a discount to market thereby incenting employees to have an ownership interest in their Company. The Board believes that the ownership of the Company's common stock by its employees results in a closer link between the interests of the employees, the performance of the Company and shareholder interests.

PLAN SUMMARY

     The Plan will be administered by a committee of the Board comprised of no fewer than three Directors. The committee has the authority to interpret and construe all provisions of the Plan, to adopt rules and regulations for administering the Plan and to make all other determinations necessary for administering the Plan.

     The maximum number of shares to be issued pursuant to the Plan is 100,000 shares. These shares may be authorized but unissued shares or treasury shares. The maximum number of shares that any employee may purchase during any calendar year is 1,000 shares subject to the additional limitation of a maximum dollar amount purchased in any calendar year of $25,000.

     To participate in the Plan an employee must be regularly scheduled to work more than 20 hours per week and must have completed six months of employment prior to the annual Offering Commencement Date of January 1. An eligible employee becomes a Plan participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Payroll Department of the Company on or before the date set by the Company, which date shall be prior to the annual Offering Commencement Date. Payroll deductions must be in whole percentages from 1% through 15%. In lieu of payroll deductions, a participant may elect to make a single cash payment to the Company prior to the Offering Commencement Date.

     The price at which a participant shall purchase Company stock will be the lesser of:

                           (a) 85% of the closing price of the stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

                           (b) 85% of the closing price of the stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

The participant will be able to purchase as many whole shares of stock as the balance in the participant's account will permit. Fractional shares will not be issued.

     The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended. As such, employees will not recognize taxable income on the grant or exercise of the option to purchase stock. Instead the employee is taxed when the employee sells or otherwise disposes of the stock. If the employee has not terminated employment more than three months prior to the exercise of the option to purchase stock and has not made a disqualifying disposition (as described below), then

                           (a) the excess of : (i) the lesser of the fair market value of the stock at disposition or the fair market value at grant, over (ii) the amount paid for the stock, is taxable as ordinary income; and

                           (b) all other appreciation is taxed as a capital gain.

For a qualifying disposition, the company is not entitled to a federal income tax deduction for the income recognized by the employee and federal income tax withholding is not required.

     If the employee disposes of the stock within either (i) one year from the date of exercise, or (ii) two years from the date of grant, it will be considered a disqualifying disposition and the employee will be required to recognize ordinary income for the full differential between the stock's fair market value at exercise and the amount paid for the stock. The Company will be entitled to a federal income tax deduction for the amount of the income recognized by the employee.

     The complete Plan is included in "Appendix A" to this Proxy Statement.

                                   PROPOSAL 3

  APPROVAL TO INCREASE THE MAXIMUM NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM AUTHORIZED SHARES OF ITS COMMON STOCK FROM 10,000,000 SHARES TO 25,000,000 SHARES AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE PROPOSAL.


     On February 18, 1998, subject to shareholder approval, the Board of Directors unanimously voted to amend Article V of the Company's Articles of Incorporation to increase the number of shares the Company is authorized to issue from 10,000,000 shares to 25,000,000 shares. This amendment will become effective if approved at the meeting by shareholders who hold a majority of all the outstanding shares of common stock. If the amendment is approved by shareholders, the amendment will be filed with the Florida Secretary of State and it will become effective immediately.

     The Company currently has over 6,600,000 shares issued and outstanding leaving less than 4,000,000 shares available for issuance (i) in raising additional capital, (ii) for stock dividends, (ii) the exercise of stock options, (iv) the sale of shares under the Employee Stock Purchase Plan and (v) for the possible acquisition of other financial services companies. The Board believes that it is in the best interests of the Company to have an adequate number of authorized unissued shares available and recommends the approval of this proposal.


     The authorization of additional shares of common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on present shareholders. The Board of Directors of the Company believes, however, that the proposed amendment to
Article V of the Articles of Incorporation will provide several long-term benefits to the Company and its shareholders, including the flexibility to pursue acquisitions in exchange for common stock of the Company. While the Company has no specific plans, proposals, understandings or agreements for any such acquisition, the issuance of additional shares of common stock for an acquisition may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. The Company would expect that any such dilutive effect on earnings per share and/or book value per share would be relatively short-term in duration.

     The issuance of additional shares of common stock by the Company could also have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger. The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of the Company, though the Board of Directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any such takeover efforts.

                   ADDITIONAL INFORMATION CONCERNING DIRECTORS

DIRECTORS' FEES

     The standard compensation for the Company's directors consists of an annual retainer fee and a fee per meeting attended, which are set by the Board each year. The Company's Directors were paid an annual retainer fee of $5,000 in 1998 for their services on the Company's Board. This fee was paid to the directors in the form of 833 shares of Gulf West Common Stock. The Company's Directors were also paid $500 per each Board meeting attended and $250 per each committee meeting attended on other than Board meeting days. Directors of the Bank who are otherwise employed by the Bank are not compensated for their services as directors. Outside directors of the Bank, most of whom are also Directors of the Company, were paid $1,000 per each Board meeting attended and $250 per each committee meeting attended on other than Board meeting days .

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board met, in person or by teleconference, ten times during the last fiscal year. Each incumbent Director attended at least 75% of the Board meetings and Committee meetings of which they were a member.

     The Company has an Executive Committee which in 1998 was comprised of Messrs. Campbell, Hanff, Harris, Petagna and Roeder. Mr. Campbell serves as Chairman. The Executive Committee, when the Board is not in session, has the authority to act on behalf and exercise all powers of the Board except as limited by any resolution of the Board or by the Company's Bylaws. The Executive Committee may not declare dividends; amend the charter or bylaws; recommend to stockholders a merger, consolidation or conversion; sell, lease or otherwise dispose of all or substantially all of the property and assets of the Company; dissolve the Company; or approve a transaction in which any member of the Executive Committee has any material beneficial interest. The Executive Committee also serves as the Company's Compensation/Stock Option Committee. The function of this committee is to review and establish compensation and benefit plans for executive officers of the Company and its subsidiaries and to review and approve the award of stock options to officers and directors of the Company and its subsidiaries. The Company's Executive Committee met twice during 1998.

     The Company's Audit Committee in 1998 was comprised of Messrs. Ortiz (who served as Chairman), Kamat and Roeder. This committee's principal function is to oversee and direct the Company's internal audit program and determine that adequate internal audit controls and procedures are being maintained. The Audit Committee met four times during 1998.

     The Bank's Board of Directors met four times during 1998. The Bank presently has four committees -- an Executive Committee, an Audit Committee, an Investment Committee, and a Director Loan Committee, which meet as necessary. Pursuant to the Bank's Bylaws, the Board of Directors, by resolution adopted by a majority of the full Board, shall designate members of the various committees of the Board.

     The Bank's Executive Committee in 1998 was comprised of Messrs. Campbell (who served as Chairman), Hanff, Harris, Petagna and Roeder. The principal function of the Executive Committee is to act on behalf and exercise all powers of the Board of Directors of the Bank which may lawfully be delegated to it in the management of the business and affairs of the Bank, when the Board of Directors is not in session. The Executive Committee also serves as the Bank's Compensation Committee. The function of this committee is to review and establish compensation and benefit plans for executive officers of the Bank and to recommend to the Company's Executive Committee the award of stock options to Bank officers and directors. The Committee met nine times during 1998.

     The Audit Committee in 1998 was comprised of Messrs. Ortiz (who served as Chairman), Kamat and

     Roeder. This committee's principal function is to oversee and direct the Bank's internal audit program and determine that adequate internal audit controls and procedures are being maintained. The Audit Committee met four times during 1998.

     The Investment Committee in 1998 was comprised of Messrs. Koncius (who served as Chairman), Campbell and Petagna. The Investment Committee's principal function is to ensure adherence to investment policies, to recommend amendments thereto and to advise management on investment strategies. This Committee met once during 1998.

     The Director Loan Committee in 1998 was comprised of Messrs. Campbell (who served as Chairman), Fillmon, Harris, Ortiz, Petagna and Roeder. The remaining directors serve as alternate members. The principal function of the Director Loan Committee is to ensure compliance with loan policies, to recommend any amendments thereto, to approve or recommend action on designated credits above any bank officer's lending authority, to exercise authority regarding loans and to exercise, when the Board of Directors is not in session, all other powers of the Board regarding loans that may be lawfully delegated to it. This committee meets jointly with the Board of Directors at its regularly scheduled monthly meetings and on-call as needed. Including such joint meetings, the Committee met a total of twenty-two times in 1998.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 1998, December 31, 1997, and December 31, 1996, the cash compensation paid by the Company, as well as other compensation paid or accrued for these years, as to the (i) Company's Chief Executive Officer and (ii) to each of the other executive officers whose total salary and bonus for the year exceeded $100,000 ("Named Officers").

SUMMARY COMPENSATION TABLE

                                                                               ANNUAL COMPENSATION
                                            ----------------------------------------------------------------------------
                                                                                                              ALL
                                                                                       OTHER                 OTHER
     NAME & PRINCIPAL                         SALARY              BONUS                ANNUAL            COMPENSATION(2)
         POSITION              YEAR            ($)                 ($)             COMPENSATION(1)            ($)
    -----------------          ----           ------              -----            ---------------       ---------------
Gordon W. Campbell             1998          200,000                --                 6,000                 6,180
Chairman and President         1997          145,000                --                 6,000                 4,530
                               1996          145,000              14,500               6,000                 5,182

Robert A. Blakley              1998          104,000               2,700(3)            6,000                 3,300
Executive Vice President       1997           84,000                --                 6,000                 2,700
                               1996           84,000               8,400               6,000                 3,078

Barry K. Miller                1998          115,000               3,180(3)            6,000                 3,630
Executive Vice President       1997          100,000                --                 6,000                 3,180
Secretary/Treasurer            1996          100,000              10,000               6,000                 3,630

Douglas Winton                 1998          100,000               2,580(3)            6,000                 3,180
Executive Vice President       1997           80,000                --                 6,000                 2,580
                               1996           80,000               8,000               6,000                 1,470

------------
(1)    An automobile allowance of $500.
(2)    Represents Bank's match of officer's contribution to 401(k) plan.
(3)    For 1997 calendar year paid in 1998

STOCK OPTION PLAN

     The Company has a stock option plan for the directors and employees of the Company and the Bank. Under the plan, the Company's Board may award options totaling up to 12% of the Company's total outstanding shares. The option price is established by the Company's Board but shall not be less than the greater of the fair market value of the stock as of the date the option is granted or the par value of such shares. If the shares are not publicly traded, the book value may be substituted for the fair market value. The period over which options may be exercised and vesting periods are determined by the Board for each option granted. Upon sale or change in control of the Company, all options become immediately vested and exercisable. The following table sets forth information with respect to the Named Officers concerning the exercise of options during 1998 and unexercised options held by the Named Officers at fiscal year end pursuant to such Stock Option Plan and including any other Stock Option granted.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                      ACQUIRED ON     VALUE        OPTIONS HELD AT 12/31/98      AT 12/31/98
NAME                  EXERCISE (#)    REALIZED(1)  EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
----                  ------------    -----------  -------------------------     ----------------------------
Gordon W. Campbell       123,456     $307,882                94,985/0                  388,059/0
Robert A. Blakley              0            0           36,604/24,200             239,329/97,768
Barry K. Miller           19,057       34,493           49,308/24,200             227,544/97,768
Douglas Winton                 0            0           17,923/42,688             92,211/145,246

------------
(1) Market value of underlying common stock at exercise date, minus the exercise price.

OPTION GRANTS IN LAST FISCAL YEAR AND LONG-TERM INCENTIVE PLANS

                           NUMBER OF  PERCENT                                    POTENTIAL REALIZABLE VALUE AT
                           SECURITIES OF TOTAL                                   ASSUMED ANNUAL RATES OF
                           UNDERLYING OPTIONS                                    STOCK PRICE APPRECIATION FOR
                           OPTIONS    GRANTED TO   EXERCISE OR                          OPTION TERM(2)
                           GRANTED(#) EMPLOYEES IN BASE PRICE   EXPIRATION              --------------
NAME                           (1)    FISCAL YEAR  ($/SHARE)    DATE             5% ($)         10% ($)
----                       ---------  -----------  ---------    ----             ------         -------
Gordon W. Campbell         84,700     25.89%       $4.96        1/15/08          $263,914       $668,815
Robert A. Blakley          24,200      7.40%       $4.96        1/15/08          $ 75,404       $191,090
Barry K. Miller            24,200      7.40%       $4.96        1/15/08          $ 75,404       $191,090
Douglas Winton             35,200     10.76%       $4.96-       1/15/08-         $131,991       $334,495
                                                   $8.18        11/19/08

------------
(1)    These options were vested immediately.
(2) The potential realizable value of grant of options, assuming that the market price of common stock appreciates in value from the date of grant to the end of the option term at either a 5% or a 10% annualized rate. The ultimate values of the options will depend on the future market price of the common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.

There are no other long-term incentive programs for the Named Officers.

SALARY CONTINUATION AGREEMENTS

     The Bank has entered into agreements with six of its officers whereby the Bank has agreed to make certain payments to the executives upon their severance or retirement and to their designated beneficiaries in the event of their deaths. The payments will be made to the officers or beneficiaries over a period of fifteen years. The table below provides information relative to each of the executives covered under this plan.

                          ANNUAL BENEFIT          RETIREMENT              EFFECTIVE       VESTING
OFFICER                   AT RETIREMENT           DATE                    DATE            PERIOD
-------                   --------------          ----------              ---------       -------
Gordon W. Campbell.......    $50,000              9/1/02                  8/17/92         10 years
Philip H. Chesnut........    $15,000              2/1/10                  1/01/98         12 years
Barry K. Miller..........    $50,000              2/1/14                  1/01/94         20 years
Robert A. Blakley........    $50,000              2/1/14                  1/01/94         20 years
John T. Sica.............    $25,000              6/1/05                  5/01/95         10 years
Douglas Winton...........    $40,000              2/1/13                  1/01/97         16 years

     The Bank has not committed to fund these agreements and the covered executives or their beneficiaries shall be general creditors of the Bank in the same manner as any other creditor having an unsecured claim against the Bank.

     The cost of providing these benefits is being accrued by the Bank over the working lives of the executives. The benefits are self-funded because the plan is self-funded. The Bank will have use of these assets for investment in the Bank's loan and securities portfolio throughout the term. These accruals are charged to employee benefit expense on the Bank's income statement. The table below shows the amount which was or will be charged to expense by period indicated.

                           TIME                              EXPENSE AMOUNT
                           ----                              --------------
                           1995                               $   66,000
                           1996                                   76,000
                           1997                                   96,000
                           1998                                  111,000
                           1999                                  121,000
                           2000                                  131,000
                      2001-2005                                  565,000
                      2006-2010                                  467,000

STOCK PURCHASE PLAN

     At its October 16, 1998 meeting, the Company's Board of Directors unanimously adopted an Employee Stock Purchase Plan (the "Plan"), subject to shareholder approval. See "Proposal 2 - Approval of Employee Stock Purchase Plan" for a description of the Plan. Prior to the adoption of this new Plan, the Company maintained a different Employee Stock Purchase Plan for the officers and employees of the Company and its subsidiaries. Under that plan, officers and employees were able to purchase up to 480 shares of the Company's Common Stock each calendar year, with a minimum purchase of 24 shares per year. Stock purchases were paid for in cash or through payroll deduction during the year of purchase. Elections to purchase stock were made prior to January 15 of each year. The purchase price was the greater of market value or book value as of the close of business on December 31 of the year immediately prior to the year of purchase. Any officer or employee who could not complete the current year's purchase commitment was barred from any more purchases under the plan for the current year plus one full calendar year.

KEY MAN LIFE INSURANCE

     The Bank is the beneficiary of life insurance contracts purchased on the lives of six of its officers. These policies are whole life policies with the premiums paid either lump sum at inception or over a five year period. The cash values of these policies are carried as an asset on the Company's financial statements. Information relative to these policies is shown below.

                                                         CASH VALUE AT
           INSURED                 FACE AMOUNT          DECEMBER 31, 1998
           -------                 -----------          -----------------
Robert A. Blakley............      $  771,235(1)                 $139,225
                                   $  285,000(2)                 $119,244

Philip H. Chesnut............      $  359,000(2)                 $161,610

Gordon W. Campbell...........      $  900,000(3)                 $657,561

Barry K. Miller..............      $1,026,895(1)                 $190,209

John T. Sica.................      $  428,000(4)                 $236,405

Douglas Winton...............      $  775,000(5)                 $327,263

------------
(1)    Insurer is Phoenix Home Life Mutual Insurance Company.
(2)    Insurer is West Coast Life Insurance Company.
(3)    Insurer is Alexander Hamilton Life Insurance Company of America.
(4)    Insurer is Chubb Life America.
(5)    Insurer is The Mutual Group.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Bank has entered into an employment contract with Gordon W. Campbell. The contract is for a term of ten years ending August 25, 2002 at such reasonable salary as the parties shall agree to from time to time. The contract requires him to perform the duties associated with the position of Chairman and President. Upon separation from the Bank for any reason other than cause, Mr. Campbell shall be retained as a consultant for a salary of $60,000 per year for the remaining term of the contract. In the event there is a "sale of the bank" (as defined therein), the term of the contract may be reduced to the lesser of 5 years from the date of the reduction or the balance of the contract. Additionally, pursuant to the contract, Mr. Campbell was granted options to acquire 63,525 shares of stock at the price of $2.41 per share, as adjusted for stock dividends and stock splits, upon execution. These options were exercised by Mr. Campbell in 1998. For loan transactions with management, see "--Indebtedness of Management."

INDEBTEDNESS OF MANAGEMENT

     From time to time the Bank will extend loans to its directors, executive officers and their related entities, as well as to directors of the Company. All such loans made in 1998, as well as in 1997 and 1996: (A) were made in the ordinary course of business, (B) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (C) did not involve more than the normal risk of collectability or present other unfavorable features.

     Total loans outstanding to Company and Mercantile's directors, executive officers, and their related entities at December 31 1998 and December 31, 1997 and 1996 were $2,041,000, $1,105,000 and $697,000 respectively.

REGISTRATION RIGHTS AGREEMENT

     The Company has entered into a Registration Rights Agreement with Gordon W. Campbell and John Wm. Galbraith. Under the Registration Rights Agreement, the Company has agreed with Messrs. Campbell and Galbraith that if it files a registration statement as to any of its securities with the SEC at any time while either of them owns Gulf West stock, the Company will at its expense register or qualify all or, at their option, any portion of the Gulf West stock owned by them concurrently with the registration of Gulf West securities.

     In addition, Messrs. Campbell and Galbraith have the right under the Registration Rights Agreement (subject to certain exceptions) at any time to direct the Company to prepare and file with the SEC, at Gulf West's expense, a registration statement sufficient to permit the public offering and sale of Gulf West stock owned by them through the facilities of all appropriate securities exchanges and the over-the-counter market. The Company shall, however, only be obligated to file one such registration statement at the direction of Messrs. Campbell and Galbraith.

     If the managing underwriter of any offering covered by a registration statement described above advises Messrs. Campbell and Galbraith in writing that marketing factors require a limitation of the number of shares to be underwritten, Gulf West stock held by stockholders other than Messrs. Campbell and Galbraith shall first be excluded from such registration on a pro rata basis in proportion to ownership of Gulf West stock by such other holders of Gulf West stock to the extent required by such limitation. Thereafter, Gulf West stock held by Messrs. Campbell and Galbraith shall be excluded from such registration on a pro rata basis in proportion to their ownership of Gulf West stock to the extent required by such limitation.

     The Registration Rights Agreement also contains provisions pursuant to which (i) Gulf West agrees to indemnify Messrs. Campbell and Galbraith against losses, costs, and expenses incurred by them as a result of any untrue statement of a material fact contained in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, relating to the sale of any of the Gulf West stock owned by them, or in any application or other document or communication executed by or on behalf of the Company or based upon written information furnished by or on behalf of Gulf West filed in any jurisdiction in order to register or qualify Gulf West stock owned by them under the securities or blue sky laws of any state or filed with the SEC or any other securities commission, and (ii) Messrs. Campbell and Galbraith agree to indemnify Gulf West, to the same extent as the foregoing indemnity by the Company, and under the same circumstances, with respect to information furnished by them. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of Gulf West pursuant to such provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 or 5 and amendments thereto furnished to the Company pursuant to Rule 16(a)-3(e) during its most recent fiscal year, and any written representation received from the reporting persons as to any such Forms not being required, the Company believes that all directors, officers or beneficial owners of more than 10 percent of the Company's stock have filed, on a timely basis, any such reports required to be filed with the Securities and Exchange Commission.

              EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Company has no Compensation Committee, but the Executive Committee of the Company acts as the Compensation/Stock Option Committee and in this capacity reviews and approves executive compensation of the Company and its subsidiaries' executive officers. The 1997 Commitee that reviewed executive compensation for 1998 was comprised of Messrs. Campbell (who served as Chairman), Harris, Ortiz, and Roeder .

     The current executive compensation program consists of base salary, annual performance incentives, and long-term incentive opportunity in the form of stock options. Base salaries are comparable with those of similar asset-sized, publicly traded banking companies. The Committee believes this policy allows the Company to attract and retain high quality personnel, while at the same time maximizing Company performance. Long-term incentive is based on stock performance through stock options. The Committee's position is that stock ownership by management is beneficial in aligning management's and stockholder's interests to enhance stockholder value.

     Currently, the executive officers of the Company are not compensated for their services and are only compensated for their services as officers of the Bank through the salaries established by the Executive Committee of the Bank. Due to recent changes in tax laws, certain non-performance-based compensation to executives of public companies in excess of $1,000,000 is no longer deductible for tax purposes. It is the responsibility of the Committee to determine whether any actions with respect to this new compensation limit should be taken by the Company. During 1998, no executive officers of the Company received any compensation in excess of this limit nor is it anticipated that any executive officer will receive any such compensation during 1999. Therefore, the Committee has not taken any action to date to comply with this limit. The Committee will continue to monitor this situation and will take appropriate action if same is warranted in the future.

     BASE SALARY. In setting the 1998 base salary for the Chief Executive Officer, the Committee reviewed the Bank's overall financial performance during 1997, considering in particular, return on equity, net income, earnings per share, asset quality and growth in assets compared to 1996 performance as well to the performance of comparable community banks. The Committee also took into consideration the Chief Executive Officer's individual performance and direct contribution to the Bank's performance during 1997 in addition to market levels of compensation for this position. The Bank made significant progress during 1997 in achieving its goals for all of the measures of performance reviewed by the Committee. The Committee determined that the Chief Executive Officer's salary for 1998 should be increased to $200,000 for 1998. The 1998 base salary levels for the remaining Named Officers were based on similar criteria and considerations as well as the recommendations of the Chief Executive Officer to the Committee, and such officers' salaries were also increased.

     ANNUAL BONUS. The Company's executive officers are eligible for an annual cash bonus under the Company's Incentive Bonus Program. The Bonus Program provides for the payment of cash incentive awards to the eligible executives pursuant to a formula based on the Company's annual return on average shareholder equity. There were no payments made under this plan during 1998.

     LONG-TERM INCENTIVES. Directors, officers and employees of the Company and its subsidiaries are eligible to participate in the Company's Stock Option Plan. The Stock Option Plan is designed to assist the Company in securing and retaining quality employees by allowing them to participate in the ownership and financial success of the Company. The granting of stock options gives those employees receiving the grants significant additional incentives to work for the long term success of the Company. The Committee determines the number of option grants made to specific individuals by evaluating their relative degree of influence over the results of the operations of the Company. There is no specific formula that the Committee uses in determining the individuals who will be awarded option grants or the timing, vesting and amounts of such grants.

     The Company granted 327,140 stock options to directors, officers and employees in 1998 at various exercise prices, with some options vested immediately and some vested over four years and all options expiring ten years from the grant.

                 COMPENSATION COMMITTEE

                 Gordon W. Campbell
                 Ross E. Roeder
                 Thomas M. Harris
                 Louis P. Ortiz

                                STOCK PERFORMANCE

     The following graph presents a comparison of the cumulative total shareholder return on the Company's common stock with the cumulative total return of the Russell 2000 Index and the Nasdaq Bank Index since December 31, 1997. (The Company's stock started trading on the Nasdaq National Market System on March 25, 1998.) The graph assumes that $100 was invested on December 31, 1997 in the Company's common stock, Russell 2000 Index and the Nasdaq Bank Index.

                               [GRAPHIC OMITTED]

                           DECEMBER 31, 1997     DECEMBER 31, 1998
                           -----------------     -----------------
Gulf West Banks, Inc.             100                 181.53
Nasdaq Bank Index                 100                  88.23
Russell 2000 Index                100                  96.55

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may come before the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Hacker, Johnson, Cohen & Grieb, P.A. served as the Company's independent public accountants for the fiscal year ended December 31, 1998. The Board of Directors has re-appointed Hacker, Johnson, Cohen & Grieb, P.A. to act as the public accountants for the fiscal year ending December 31, 1999. A representative of Hacker, Johnson, Cohen & Grieb, P.A. is expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement, if his firm so elects, and to respond to appropriate questions from stockholders.

                 STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals for stockholder action which eligible stockholders wish to have included in the Company's proxy materials to be mailed to stockholders in connection with the Company's 2000 Annual Meeting must be received by the Company at its corporate headquarters on or before December 31, 1999.

                             LISTING OF STOCKHOLDERS

     A complete list of the stockholders entitled to vote at the Annual Meeting of the Stockholders, to be held on April 15, 1999, will be available for inspection during normal business hours at the Company's headquarters for a period of at least ten days prior to the Annual Meeting, upon written request to the Company by a stockholder, and at all times during the Annual Meeting at the place of the meeting.

PROXY SOLICITATION EXPENSES

     The cost of this proxy solicitation, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners, will be borne exclusively by the Company. In addition to solicitation by mail, proxies may be solicited by telephone, telecopy or personally. Proxies may be solicited by Directors, executive officers and other employees of the Company without additional compensation.

                                  ANNUAL REPORT

     The Company's Annual Report for the year ended December 31, 1998 is being mailed with this Proxy Statement but is not to be considered a part hereof.

                       REQUESTS FOR ADDITIONAL INFORMATION

     A copy of the Company's annual report on Form 10-K for the year ended December 31, 1998, including the financial statements and schedules thereto but excluding the exhibits, may be obtained without charge by any stockholder whose proxy is solicited hereby upon written request to:

                                 Barry K. Miller
                                 Secretary
                                 Gulf West Banks, Inc.
                                 425 22nd Avenue North
                                 St. Petersburg, Florida 33704

                                   --- --- --- ---



                                 By order of the Board of Directors,


                                 /s/ Gordon W. Campbell
                                 Chairman of the Board, and President
                                 St. Petersburg, Florida

                                   APPENDIX A

                              GULF WEST BANKS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE

     The Gulf West Banks, Inc. Employee Stock Purchase Plan is intended to provide a method whereby employees of Gulf West Banks, Inc. and its Subsidiary Corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. "Subsidiary Corporation" shall mean any present or future corporation which (a) would be a "subsidiary corporation" of Gulf West Banks, Inc. as that term is defined in Section 424 of the Code and (b) is designated as a participant in the Plan by the Committee. "Committee" shall mean the individuals described in
Section 9. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   ELIGIBILITY AND PARTICIPATION

     2.01. Initial Eligibility. Any employee who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week, and who shall have completed six months of employment, shall be eligible to participate in offerings under the Plan which commence on or after such six month period has concluded.

     2.02. Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

     2.03. Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

     (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

     (b) which permits the employee rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     If an option is granted to an individual whose stock ownership exceeds the limitation of the above Section 2.03(a), no portion of such option will be treated as having been granted under a Code Section 423 employee stock purchase plan.

     2.04. Commencement of Participation. An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Payroll Department of the Company on or before the date set therefore by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions shall commence on the applicable Offering Commencement Date when the participant's authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date to which such authorization is applicable unless sooner terminated as provided in Section 7.

3.   OFFERING DATES

     3.01. Annual Offerings. The Plan will be implemented by annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of January in each year (the "Offering Commencement Date"), and terminating on the following December 31 (the "Offering Termination Date"). The Committee shall determine the number of shares available for purchase during each Offering, taking into account the aggregate number of shares available for purchase under this Plan as set forth in Section 8.01, and the number of shares previously sold and remaining to be sold under this Plan.

4.   PAYROLL DEDUCTIONS

     4.01. Amount of Deduction. At the time a participant files an authorization for payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of 1% to 15%, in whole percentages, of the participant's Base Pay in effect at the Offering Commencement Date. "Base Pay" shall mean regular straight time earnings excluding payments for overtime, shift premium, bonuses and other special payments, and other marketing incentive payments. In the case of a part-time hourly employee, such employee's Base Pay during an Offering shall be determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering.

     4.02. Participant's Account. All payroll deductions made for a participant shall be credited to the participant's account under the Plan. A participant may not make any separate cash payment into such account except as provided in Sections 4.03 and 4.05.

     4.03. Cash Payment. A participant may elect to make a single cash payment to his or her account in lieu of payroll deductions by completing a payment election form provided by the Company, and submitting the form along with the participant's payment to the Payroll Department on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date. The payment shall be an amount, as elected by the participant, equal to a whole percentage, from 1% to 15%, of the participant's Base Pay in effect at the date of the participant's election. A participant who elects to make a single payment for an Offering pursuant to this Section may not also elect payroll deductions during such Offering.

     4.04. Changes in Payroll Deductions. A participant may discontinue participation in the Plan as provided in Section 7, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his or her payroll deductions for that Offering.

     4.05. Leave of Absence. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 6.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) to remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

5.   GRANTING OF OPTION

     5.01. Number of Option Shares. On the Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase as many shares of stock as the participant will be able to purchase with the payroll deductions credited to the participant's account during participation in the Offering; provided, however, that such number of shares shall not exceed 1,000 shares in any single Offering.

     5.02. Option Price. The option price of stock purchased with payroll deductions made during such annual offering for a participant therein shall be the lower of:

     (a) 85% of the closing price of the stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

     (b) 85% of the closing price of the stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

     If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for this purpose by the Committee.

6.   EXERCISE OF OPTION

     6.01. Automatic Exercise. Unless a participant gives written notice to the Company as hereinafter provided, the participant's option for the purpose of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date. Except as provided in Section 8.02, the participant's option will be exercised for the purchase of the number of full shares of stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable option price, and any excess in his or her account at that time will be returned to the participant, without interest.

     6.02. Withdrawal of Account. By written notice to the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his or her account at such time, without interest.

     6.03. Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any employee promptly following the termination of an Offering, without interest.

     6.04. Transferability of Option. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

     6.05 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of the participant's option.

7.   WITHDRAWAL

     7.01. In General. As indicated in Section 6.02, a participant may withdraw payroll deductions credited to his or her account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of notice of withdrawal, without interest, and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat any attempt to borrow by a participant on the security of his or her accumulated payroll deductions as an election, under Section 6.02, to withdraw such deductions.

     7.02. Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect upon the participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     7.03. Termination of Employment. Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his or her account will be returned to the participant, without interest, or, in the case of death subsequent to the termination of employment, to the person or persons entitled thereto under Section 10.01.

     7.04. Termination of Employment Due to Death. Upon termination of the participant's employment because of death while in the employ of the Company, the participant's beneficiary (as defined in Section 10.01) shall have the right to elect, by written notice given to the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

     (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, without interest, or

     (b) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

     7.05. Leave of Absence. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 4.05, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

8.   STOCK

     8.01. Maximum Shares. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 10.04, shall be 100,000 shares. The shares of stock sold pursuant to this Plan may be authorized but unissued shares or treasury shares.

     8.02. Shares Subject to Each Offering. The maximum number of shares of stock which shall be made available for sale under this Plan during any Offering shall be determined by the Committee. If the total number of shares for which options are exercised on any Offering Termination Date exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned, without interest, as promptly as possible. The maximum number of shares of stock which shall be made available for sale under this Plan during any Offering to any individual participant shall not exceed 1,000 shares.

     8.03. Participant's Interest in Option Stock. The participant will have no interest in stock covered by his or her option until such option has been exercised.

9.   ADMINISTRATION

     9.01. Appointment of Committee. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than three members of the Board of Directors. No member of the Committee shall be eligible to purchase stock under the Plan.

     9.02. Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

     9.03. Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephone meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

10.  MISCELLANEOUS

     10.01. Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom designated, acquire any interest in the stock or cash credited to the participant under the Plan.

     10.02. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 6.02.

     10.03. Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     10.04. Adjustment Upon Changes in Capitalization. If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in
Section 3 hereof shall also be proportionately adjusted.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 10 04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     10.05. Amendment and Termination. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (a) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.04); (b) amend the requirements as to the class of employees eligible to purchase stock under the Plan or (c) permit the members of the Committee to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

     10.06. Effective Date. The Plan shall become effective as of January 1, 1999, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before December 31, 1999. If the Plan is not so approved, the Plan shall not become effective.

     10.07. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     10.08. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     10.09. Compliance with Other Laws and Procedures. This Plan, the grant and exercise of options hereunder, and the obligations of the Company to sell and deliver shares under such options shall be subject to all applicable federal and state laws, rules and regulations and of such approvals by the government or any regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable. The law of the State of Florida will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

     10.10. Interpretation of this Plan. The terms of this Plan are subject to all present and future rules and regulations of the Secretary of the Treasury or its delegate regarding the qualifications of employee stock purchase plans under, and this Plan is intended to comply with the provisions of Section 423 of the Code, and it shall be interpreted and construed accordingly. If any provision of this Plan conflicts with any such rule or regulation, then such provision of this Plan shall be void and of no force and effect.

PROXY

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS

                             GULF WEST BANKS, INC.
                             425 22ND AVENUE NORTH
                         ST. PETERSBURG, FLORIDA 33704

     The undersigned hereby appoints Gordon W. Campbell and Thomas M. Harris or any of them acting in the absence of the other, with power of substitution, my true and lawful attorney or attorneys, for me and in my name and stead to vote as proxy or proxies upon all shares of stock of GULF WEST BANKS, INC. entitled to vote, owned by me or standing in my name on the books of the Company, at the close of business on February 28, 1999, at the Annual Meeting of Shareholders of GULF WEST BANKS, INC. to be held at Feather Sound Country Club located at 2201 Feather Sound Drive, St. Petersburg, Florida, on the 15th day of April, 1999 at 5:00 p.m. in the afternoon of that day, or any adjournment thereof.


       (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)




                           - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                        WITHHELD
                                   FOR  FOR ALL                                           FOR  AGAINST  ABSTAIN
ITEM 1-TO ELECT AS DIRECTORS FOR   [ ]   [ ]       ITEM 2-TO APPROVE THE ADOPTION OF       [ ]   [ ]      [ ]    ITEM 4-IN THEIR
       THE TERMS INDICATED                                AN EMPLOYEE STOCK PURCHASE PLAN.                              DISCRETION,
       Nominees:                                                                                                        THE PROXIES
       Algis Koncius                               ITEM 3-TO APPROVE AN AMENDMENT TO       [ ]   [ ]      [ ]           ARE
        (3 years)                                         THE COMPANY'S ARTICLES OF                                     AUTHORIZED
       Louis P. Ortiz, CPA                                INCORPORATION TO INCREASE                                     TO VOTE
        (3 years)                                         THE MAXIMUM AUTHORIZED                                        UPON SUCH
       P.N. Risser, III                                   SHARES OF ITS COMMON STOCK                                    OTHER
        (3 Years)                                         FROM 10,000,000 SHARES TO                                     BUSINESS AS
                                                          25,000,000 SHARES.                                            MAY PROPERLY
                                                                                                                        COME BEFORE
                                                                                                                        THE MEETING.

WITHHELD FOR: (Write that nominee's name in the space provided below).

_____________________________________________________








   Signature(s)_____________________________________  Date______________________
  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                            - FOLD AND DETACH HERE -